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                                                                   EXHIBIT 10.15


                          INVERESK RESEARCH GROUP, INC.

                           2002 NON-EMPLOYEE DIRECTORS

                               STOCK OPTION PLAN


         Inveresk Research Group, Inc., a Delaware corporation (the "Company"), wishes to attract persons who are not employees or affiliates of the Company to serve on its Board of Directors, to induce such persons to continue to serve as directors and to align their interests with the interests of the Company's stockholders. Accordingly, the Company is providing pursuant to this Plan for periodic, automatic grants of options to purchase shares of its common stock as set forth below.

         1. Definitions.

         Whenever used herein, the following terms shall have the meanings set forth below:

         "Award Agreement" means a written agreement entered into by the Company and the Optionee of an Option, as provided in Section 4.

         "Board" means the Board of Directors of the Company.

         "Change in Control" means the occurrence of any of the following:

         (i) any "person," including a "group" (as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlled by or under common control with the Company, any employee benefit plan of the Company or any such entity, and, with respect to any particular Optionee, the Optionee and any "group" (as that term is used in Section 13(d)(3) of the Exchange Act) of which the Optionee is a member), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of either (A) the combined voting power of the Company's then outstanding securities or (B) the Shares then outstanding (in either such case other than as a result of an acquisition of securities directly from the Company); provided, however, that, in no event shall a Change in Control be deemed to have occurred
(x) by reason of an increase in the percentage beneficial ownership of any person or group that results from a reduction in the number of outstanding Shares or (y) by reason of an increase in the beneficial ownership of a person or group of less than 5% per year or (z) by reason of any increase in the beneficial ownership of a person or group that on the date the Company first became subject to the periodic reporting obligations imposed under the Exchange Act was the beneficial owner of a majority of the Shares then outstanding; or

         (ii) any consolidation or merger of the Company in which the stockholders of the Company immediately prior to the consolidation or merger would not, immediately after the consolidation or merger, beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of


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the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

         (iii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least a majority of the combined voting power of the voting securities of which are owned by persons in substantially the same proportion as their ownership of the Company immediately prior to such sale, or the approval by the Company's stockholders, in accordance with the requirements of applicable law, of any plan or proposal for the liquidation or dissolution of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means the Company's Common Stock, par value $.01 either currently existing or authorized hereafter.

         "Date of Grant" means, as to any Option, the date of the event that pursuant to this Plan requires the issuance and grant of the Option.

         "Disability" means, unless otherwise provided by the Committee in the Optionee's Award Agreement, a disability which renders the Optionee incapable of performing all of his or her material duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period.

         "Eligible Director" shall mean a member of the Board who is not an officer or employee of the Company or any of the Company's Subsidiaries and is not eligible to receive option grants under the Company's 2002 Stock Option Plan.

         "Embedded Value" means, with respect to any Option, as of any date, the excess of (i) the Option Price then in effect over (ii) the Fair Market Value on that date.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of each Share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) on such exchange or system on the last trading day preceding the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; (ii) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; and (iii) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board. The Fair Market Value as of the effective date of the Plan is the price per Share at which Shares are first bona fide offered to the public.

         "Option" means the right to purchase, at a price and for the term fixed in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined hereunder. No Option shall be intended to qualify under Section 422 of the Code.


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         "Optionee" means the holder of an Option granted pursuant to the provisions of this Plan.

         "Option Price" means, with respect to any Option, the exercise price per Share.

         "Plan" means this 2002 Non-Employee Director Stock Option Plan, as it may from time to time be amended.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" means shares of Common Stock of the Company, which may be, in whole or in part, authorized and unissued shares or treasury shares.

         "Subsidiary" means any corporation (other than the Company) that is a "subsidiary corporation" with respect to the Company under Section 424(f) of the Code. In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Board, also be applicable to any company that is a "parent corporation" with respect to the Company under Section 424(e) of the Code.

         "Successor" means, with respect to any Optionee who has died, the executor, administrator or other legal representative of the estate of the person or persons who acquire the right to exercise an Option by bequest or inheritance or otherwise by operation of law.

         2. Approval; Effective Date; Termination.

         The effective date of the Plan is the date on which the Company's Registration Statement on Form S-1 (File No. 333-85356) is declared effective by the United States Securities and Exchange Commission, subject to approval by the stockholders of the Company. The Plan shall terminate on, and no Option shall be granted hereunder on or after, the tenth anniversary of the effective date of the Plan; provided, however, that the Board may terminate the Plan at any time prior to that date.

         3. Administration of Plan.

         To the extent, if any, that questions of administration of the Plan arise, these shall be resolved by the Board. The Board may, in its discretion, delegate to the Chief Executive Officer or the Chief Financial Officer of the Company authority and responsibility to act pursuant to the Plan with respect to ministerial administrative matters, which actions shall at all times be subject to the supervision of the Board.

         4. Stock Option Grants to Eligible Directors.

         (a) Each Eligible Director automatically shall be entitled to receive, and shall be granted, (i) on the effective date of the Plan or, for any Eligible Director first elected or appointed to the Board after the effective date of the Plan, on the date the Eligible Director first is elected or appointed to the Board, an Option to purchase 7,500 shares of Common Stock and (ii) as of the date of each annual meeting of the Company's stockholders (each an "Annual Meeting"), an Option to purchase 5,000 shares of Common Stock; provided, however, that, if a person first is elected or appointed to the Board within 60 days prior to an Annual Meeting such Eligible Director shall not be granted an Option on the date of that Annual Meeting. Each Option shall be evidenced by an Award Agreement.


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         (b) If the Company effects a stock split, reverse split or similar process, the number of shares of Common Stock issuable on exercise of Options issued after that date shall be ratably adjusted.

         5. Option Price.

         The Option Price in respect of each Option shall be 100% of the Fair Market Value of the Common Stock subject to an Option on the Date of Grant.

         6. Term; Vesting.

         (a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the Date of Grant.

         (b) Except as otherwise expressly provided in this Plan, each Option first shall become exercisable one year after the Date of Grant, at which time up to one-third of the Shares covered by that Option may be acquired upon exercise. On each of the second and third anniversaries of issuance, the Option shall become exercisable as to an additional one-third of the underlying Shares, provided the Eligible Director to whom the Option was issued remains a member of the Board on each such date. An Option may be exercised by an Eligible Director during the period that the Eligible Director remains a member of the Board and for a period of one year after the Eligible Director ceases to be a member of the Board, but in no event beyond the expiration of the Option. If an Eligible Director dies, the Option shall be exercisable only within the twelve months next succeeding the date of death, and then only (i) by the executor or administrator of the Eligible Director's estate or by the person or persons to whom the Eligible Director's rights under the Option shall pass by the Eligible Director's will or the laws of descent and distribution, and (ii) if and to the extent that the Eligible Director was entitled to exercise the Option at the date of the Eligible Director's death. Notwithstanding any other provision of the Plan to the contrary, in no event shall any Option (A) that is not exercisable at the time of the Optionee's cessation of service on the Board ever become exercisable or (B) be exercisable more than ten years after the Date of Grant.

         7. Exercise of Options.

         (a) Subject to vesting, restrictions on exercisability and other restrictions provided for in this Plan or otherwise imposed pursuant to this Plan, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee (including any Successor) only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

         (b) The aggregate Option Price shall be paid in full upon the exercise of the Option. The specified number of Shares with respect to which an Option is exercised will, subject to applicable tax withholding, if any, be issued following receipt by the Company of full payment for such Shares. Payment must be made by one of the following methods:

         (i) a certified or bank cashier's check;

         (ii) if approved by the Board in its discretion, Shares of previously owned Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price, which Common Stock was owned by the Optionee at least six months prior to such delivery;


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         (iii) by surrendering Options in exchange for Shares having an aggregate Fair Market Value on the date of surrender equal to the aggregate Embedded Value on that date of the Options so surrendered; and

         (iv) by any combination of such methods of payment or any other method approved by the Board in its discretion.

         (c) No fractional Shares shall be issuable on exercise of an Option and in lieu of any fractional Share that otherwise would be issuable, the Company shall pay to the Optionee, by cash or check, an amount equal to the Fair Market Value on the date of exercise, multiplied by the applicable fraction.

         8. Nontransferability of Options.

         No Option granted under the Plan shall be transferable by the Eligible Director to whom it is issued except by will or the laws of descent and distribution of the state in which the Eligible Director is domiciled at the time of his or her death.

         9. Regulations and Approvals.

         (a) The obligation of the Company to sell Shares upon exercise of Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies, as may be deemed necessary or appropriate by the Board.

         (b) The Board may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options.

         (c) Each Option is subject to the requirement that, if at any time the Board determines, in its reasonable discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or Shares issued upon exercise, in whole or in part, unless each such listing, registration, qualification, consent or approval has been effected or obtained in a manner reasonably acceptable to the Board.

         (d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act and any other applicable law, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

         10. Amendments; Termination.

         The Board may at any time terminate, suspend, modify or amend the Plan as it shall deem advisable, except that no amendment may adversely affect an Optionee with respect to Options previously granted unless such amendments are for the purpose of compliance with applicable laws; provided that


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the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained.

         11. Changes in Capital Structure.

         (a) If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Board necessitates action by way of adjusting the terms of the outstanding Options, then the Board may forthwith take any such action as in its judgment shall be necessary to maintain the Optionees' rights hereunder (including under the Award Agreements) so that they are substantially proportionate to the rights existing prior to such event, and to maintain the continuing availability of Shares under the Plan (if Shares are otherwise then available) in a manner consistent with the intent hereof, including, without limitation, adjustments in (x) the number and kind of shares or other property subject to Options, (y) the Option Price, and (z) the number and kind of shares available under the Plan. To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to outstanding Options, the number of Shares (or units) available under the Plan shall be increased or decreased, as the case may be, proportionately, as may be provided by the Board in its discretion. The judgment of the Board with respect to any matter referred to in this Section 11(a) shall be conclusive and binding upon each Optionee without the need for any amendment to the Plan.

         (b) Notwithstanding the provisions of Section 6(b) of the Plan, if a Change in Control shall occur, each Option than outstanding immediately and automatically shall become exercisable in full.

         12. Notices.

         All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Optionee, shall be delivered personally, sent by facsimile transmission or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this
Section 12.

         13. Rights as Stockholder.

         Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of death shall have any rights of a stockholder with respect to the Shares subject to an Option, except to the extent that a certificate for such Shares shall have been issued upon the exercise of the Option as provided for herein.

         14. No Right to Continued Board Membership.

         Nothing in the Plan or any Option granted pursuant to the Plan shall confer on an Eligible Director any right to continue as a member of the Board, or in any way affect any right to terminate the Eligible Director's membership on the Board under applicable law.

         15. Exculpation and Indemnification.


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         The Company shall indemnify and hold harmless the members of the Board from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

         16. Exchange Act.

         It is the intention that the Plan at all times fully satisfy the provisions and conditions of Rule 16b-3 applicable to a plan of this type. Accordingly, irrespective of any rights or discretionary power which an Eligible Director who is or becomes subject to the reporting requirements of Section 16 of the Exchange Act (a "Section 16 Reporting Person") holding a pertinent Option otherwise would possess hereunder evidencing an Option, a Section 16 Reporting Person shall be entitled to exercise such rights and discretion only at such times and manner and under such other conditions as at the time are contemplated by the applicable provisions of Rule 16b-3 and any attempt otherwise to exercise such rights or discretion shall be void and of no effect.

         17. Captions.

         The use of captions in this Plan is for convenience. The captions are not intended to and do not provide substantive rights.

         18. Severability.

         The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect.

         19. Governing Law.

         THE PLAN SHALL BE GOVERNED BY THE LAWS OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.


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